The date of the supplement is August 3, 2007.

E150-041 8/3/07

T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Institutional Core Plus Fund

Supplement to prospectus dated October 1, 2006

Sections 1 and 3 of the fund`s prospectus have been revised as noted below.

What is the fund`s principal investment strategy?

The fund intends to invest at least 65% of its net assets in a "core" portfolio of investment-grade, U.S. fixed-income securities which may include, but are not limited to, debt securities of the U.S. government and its agencies, corporate bonds, mortgages, and asset-backed securities. Normally, the fund will also maintain a "plus" portion of its portfolio in other sectors of the bond market, including non dollar-denominated, high-yield, and emerging market securities, to seek additional value.

Under normal conditions, the fund expects to maintain an effective duration within +/-20% of the Lehman Brothers U.S. Aggregate Index. As of September 1, 2006, the effective duration of this index was 4.68; however, it will change over time. The fund, in the aggregate, will maintain an average weighted credit rating of A- or better, based on the weighted average credit quality of the fund`s portfolio securities.

Individual bond investments in the core portfolio will be investment grade, with a minimum credit quality of BBB-. Ratings will be as determined, at the time of purchase, by at least one nationally recognized statistical rating organization (NRSRO) or, if not so rated, a comparable rating by T. Rowe Price. If a security is split-rated (i.e., one rating below investment grade and one at or above investment-grade), the higher rating will be used.

The plus portion of the fund`s portfolio may consist of below investment-grade (junk) bonds of U.S. and other developed country companies (not to exceed 20% of net assets), below investment-grade emerging market fixed-income securities (not to exceed 10% of net assets), non dollar-denominated securities (not to exceed 20% of net assets), and convertible and preferred securities (not to exceed 10% of net assets), as well as other investments. The fund may hold non-U.S. currencies without holding any non-U.S. bonds or other securities.

The fund may continue to hold an investment in its core portfolio that is downgraded to below investment grade after purchase. If such rating downgrades cause high-yield exposure to exceed 20% of net assets or below investment-grade emerging market securities to exceed 10% of net assets, the fund will reduce exposure within a reasonable period of time.

In keeping with the fund`s objective, it may also invest in other securities, including futures, options, and swaps.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or credit quality or to shift assets into higher-yielding securities or different sectors.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

The date of the supplement is August 3, 2007.

E150-041 8/3/07

Convertible Securities

Operating policy  Without regard to quality, the fund may invest up to 10% of net assets in preferred stocks and convertible securities, convertible into, or which carry warrants for, common stocks or other equities. If convertible securities are exchanged into common stock, the stock will be sold within a reasonable period of time.

Foreign Securities

Operating policy  There is no limit on fund investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 20% of net assets (excluding reserves) in non-U.S. dollar-denominated fixed-income securities.

High-Yield, High-Risk Bonds

Operating policy  The fund may invest up to 20% of net assets in junk bonds of U.S. and other developed country companies and up to 10% of net assets in below investment-grade emerging market debt.

Managing Foreign Currency Risk

Operating policy  The net commitment to any combination of the type of foreign currency instruments described above should not exceed more than 20% of net assets.